EXHIBIT 99.1

Press Release Source: Patron Systems, Inc.

PATRON ANNOUNCES COMPLETION OF ACQUISITIONS AND FUNDING
Monday February 28, 2:00 pm ET

CHICAGO, Feb. 28 /PRNewswire-FirstCall/ -- Patron Systems, Inc. ("Patron") (Pink
Sheets: PTRS), a provider of proprietary information security solutions offering homeland security and legislative compliance to corporations, municipalities, counties and states, is pleased to announce the completion of its initial acquisition set, a strategic partnership, together with related funding in the amount of $8,000,000.

Today, Patron completed the previously announced acquisitions of LucidLine, Inc. and Complete Security Solutions, Inc. ("CSSI"). Prior to today's closing, CSSI acquired IDK Enterprises, Inc. doing business as NETdelivery. In addition, Patron has entered into a definitive merger agreement to acquire Entelagent Software Corp., subject only to a formal shareholder vote as required under California law. A majority of each class of Entelagent's equity securities and Entelagent's Board of Directors have confirmed their support for the proposed merger with Patron.

Patron is also pleased to announce a Strategic Alliance Partnership with TrustWave Corporation ("TrustWave"), a leader in vulnerability management and network compliance solutions to the financial services industry, "Fortune 1000" and government organizations. TrustWave solutions bring together the critical components of Information Assurance (Standards and Policy, Assessment and Solutions deployment/Remediation, Ongoing Monitoring, Compliance and Audit Reporting) into a single, easy-to-use, web-based solution allowing organizations to directly measure their compliance to regulations such as HIPAA, FISMA and the Gramm-Leach-Bliley Act, industry standards, or to customize the service to suit their internally developed security standards. TrustWave principals have over ninety years of combined experience in Information Technology and security solution implementation for the United States Department of Defense, National Security Agency (NSA), United States Secret Service (Department of Homeland Security), and the United States Department of Justice. TrustWave was also the first company to receive the NSA's rating to conduct Critical Infrastructure Assessments utilizing NSA's INFOSEC Assessment Methodology.

In addition to the previously announced $4,500,000 investment into CSSI led by Apex Venture Partners and Northwestern Mutual Life Insurance Company, an additional $3,500,000 private placement was completed today through Laidlaw & Company (UK) Ltd.

Mr. Brett Newbold, President and Chief Technical Officer of Patron, commenting on these developments, said, "The simultaneous closing of these acquisitions, the TrustWave strategic alliance and related funding mark significant milestones for Patron. In my judgment, Patron is now uniquely positioned to provide our customers with technology and systems that have the potential to provide a comprehensive solution set for the increasingly relevant problem of protecting and safeguarding information in a compliance and homeland security context in a digital environment from internal error, misuse, or malfeasance, as well as from external threats."


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Patron is also  pleased to  announce  the  additions  of Robert  Cross and Brett
Newbold to its senior  management  team.  Mr.  Cross  joins the Company as Chief
Executive Officer. Mr. Newbold joins the Company as President and Chief Technical Officer.

Robert Cross has more than twenty years CEO-level experience in the development and marketing of information technologies, including secure systems for intelligence agencies and NATO markets. From 1984 through 2004, Mr. Cross was Chief Executive Officer of Cross Technologies, Inc., a business process outsourcing firm specializing in the structuring and commercialization of information technologies. From 1993 through 1998, Mr. Cross was President and CEO of Nanophase Technologies Corp. From 1984 through 1989, he was Chairman and CEO of Delta Data Systems Corp., a manufacturer of secure computers and peripherals for government intelligence agencies. From 1983 to 1984, Mr. Cross led the financial turnaround of Control Video Corporation, predecessor to America Online (AOL). Prior thereto, Mr. Cross was General Counsel of Electronic Data Systems. Prior thereto, Mr. Cross was a securities counsel with Winthrop Stimson Putnam & Roberts. Mr. Cross received his business and legal education at Washington University in St. Louis. He is a Marine Corps veteran, and is an active member of Business Executives for National Security and the Illinois Technology Development Alliance.

Brett Newbold has more than twenty-five years of software development and technology company management experience. From 1989 through 1997, Mr. Newbold was Vice President/Research & Development, New Technologies for Oracle Corporation, where he held senior operating management responsibility for the selection, development and integration of new technologies, reporting directly to Oracle's Chief Executive Officer, Mr. Larry Ellison. Thereafter, Mr. Newbold was President and Chief Operating Officer of Open Text Corporation, a market leader of collaboration and knowledge management software. Since 1999, Mr. Newbold served as an Executive Consultant to various software development companies. Mr. Newbold received his undergraduate education in physics at the University of Washington.

Patron is also pleased to announce the additions of Robert Cross and George M. Middlemas to its Board of Directors.

George M. Middlemas is Managing General Partner of Apex Investment Partners. Prior to joining Apex in 1991, Mr. Middlemas was a Senior Vice President and Principal of Inco Venture Capital Management. Prior thereto, he was Vice
President and a member of the investment commitment committee of Citicorp Venture Capital. Mr. Middlemas was a founder of both America Online (AOL) and RSA Security. Mr. Middlemas holds a B.A. in history and political science from Pennsylvania State University; an M.A. in political science from the University of Pittsburgh; and an M.B.A. from the Harvard Graduate School of Business Administration.

Also, as previously announced, the independent registered accounting firm of Marcum & Kliegman LLP is completing preparation of Patron's audited financial statements and is bringing current all regulatory filings with the United States Securities and Exchange Commission.


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Forward-Looking Statements

This release contains statements that are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on current estimates and projections about Patron Systems' business, which are derived in part on assumptions of its management, and are not guarantees of future performance, as such performance is difficult to predict. Examples of forward looking-statements include (i) projected use of proceeds from the sale of common stock, (ii) projected acquisitions, mergers and strategic transactions, and (iii) completion of Patron's acquisition strategy. Actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements due to numerous factors. Such factors include, but are not limited to, the Company's ability to complete the proposed business combinations, the Company's ability to execute effectively its business plan and acquisition strategy, changes in the market for information security solutions, changes in market activity, the development of new products and services, the enhancement of existing products and services, competitive pressures (including price competition), system failures, economic and political conditions, changes in consumer behavior and the introduction of competing products having technological and/or other advantages. These and other risks are described in the Company's filings with the Securities and Exchange Commission, which should be read in conjunction herewith for a further discussion of important factors that could cause actual results to differ materially from those in the forward-looking statements. The Company assumes no obligation to update information concerning its expectations.